03043728

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SEC MAIL PROCESSING SECTION RECEIVED DEC 3 0 2003 WASH. D.C. 155

FORM D

SEC USE ONLY		
Prefix		Serial
DATE RECEIVED		

NOTICE OF SALE OF SECURITIES PURSUANT TO REGULATION D, SECTION 4(6), AND/OR UNIFORM LIMITED OFFERING EXEMPTION

1013453

Name of Offering ([ ] check if this is an amendment and name has changed, and indicate change.) **ValCom, Inc.**

Filing Under (Check box(es) that apply): [ ] Rule 504 [ ] Rule 505 [X] Rule 506 [ ] Section 4(6) [ ] ULOE

Type of Filing: [X] New Filing [ ] Amendment

PROCESSED
DEC 31 2003
THOMSON FINANCIAL

A. BASIC IDENTIFICATION DATA

1. Enter the information requested about the issuer
   ValCom, Inc.

Name of Issuer ([ ] check if this is an amendment and name has changed, and indiciate change.) **26030 Avenue Hall, Studio #5 – Valencia, California 91355 (661) 257-8000**

Address of Executive Offices (Number and Street, City, State, Zip Code)
Telephone Number (Including Area Code) **Same**

Address of Principal Business Operations (Number and Street, City, State, Zip Code)
Telephone Number (Including Area Code) (if different from Executive Offices)

Brief Description of Business **Entertainment Television and Film Production**

Type of Business Organization

[X] corporation [ ] limited partnership, already formed [ ] other (please specify):

[ ] business trust [ ] limited partnership, to be formed

Month Year

Actual or Estimated Date of Incorporation or Organization: [0]9] [8] 3] [X] Actual [ ] Estimated

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State: CN for Canada; FN for other foreign jurisdiction) [D] [E]

GENERAL INSTRUCTIONS

Federal:

Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When to File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix in the notice constitutes a part of this notice and must be completed.

A. BASIC IDENTIFICATION DATA

2. Enter the information requested for the following:

- Each promoter of the issuer, if the issuer has been organized within the past five years;
- Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;
- Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and
- Each general and managing partner of partnership issuers.

Check Box(es) that Apply: [ ] Promoter [ ] Beneficial Owner [X] Executive Officer [ ] Director [ ] General and/or Managing Partner

Full Name (Last name first, if individual) **Vellardita, Vince**

Business or Residence Address (Number and Street, City, State, Zip Code)
26030 Avenue Hall, Studio 5 – Valencia, California 91355

Check Box(es) that Apply: [ ] Promoter [ ] Beneficial Owner [X] Executive Officer [ ] Director [ ] General and/or Managing Partner

Full Name (Last name first, if individual) **Magier, Donald**

Business or Residence Address (Number and Street, City, State, Zip Code)
26030 Avenue Hall, Studio 5 – Valencia, California 91355

Check Box(es) that Apply: [ ] Promoter [ ] Beneficial Owner [X] Executive Officer [ ] Director [ ] General and/or Managing Partner

Full Name (Last name first, if individual) **Skaran, Elie**

Business or Residence Address (Number and Street, City, State, Zip Code)
26030 Avenue Hall, Studio 5 – Valencia, California 91355

(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

B. INFORMATION ABOUT OFFERING

1. Has the issuer sold, or does the issuer intend to sell, to non-accredited investors in this offering?........ Yes [X] No [ ]

Answer also in Appendix, Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from any individual?...................... **$ 1,500**

3. Does the offering permit joint ownership of a single unit?.. Yes [ ] No [X]

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.

Full Name (Last name first, if individual) **N/A**

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) .... [ ] All States

[AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
[IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
[MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
[RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) .... [ ] All States

[AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
[IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
[MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
[RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) .... [ ] All States

[AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
[IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
[MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
[RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]

(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box ˜ and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

Type of Security	Aggregate Offering Price	Amount Already Sold
Debt	$______	$______
Equity	$ 0.25	$ 232,000
[X] Common [ ] Preferred		
Convertible Securities (including warrants)	$______	$______
Partnership Interests	$______	$______
Other (Specify__________).	$______	$______

Total	$_ 0.25	$_232,000

Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

	Number Investors	Aggregate Dollar Amount of Purchases
Accredited Investors	____5______	$_222,000
Non-accredited Investors	____5_______	$__ 10,000
Total (for filings under Rule 504 only)	_____________	$ _232,000

Answer also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C-Question 1.

Type of offering	Type of Security	Dollar Amount Sold
Rule 505	___Common __	$_232,000_
Regulation A	_____________	$__________
Rule 504	_____________	$__________
Total	_____________	$_232,000_

4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

Transfer Agent's Fees	[ ]	$____200_____
Printing and Engraving Costs	[ ]	$____500____
Legal Fees	[ ]	$__15,000 ___
Accounting Fees	[ ]	$__15,000___
Engineering Fees	[ ]	$___________
Sales Commissions (specify finders' fees separately)	[ ]	$___________
Other Expenses (identify) ___________________________________......	[ ]	$___________
Total	[ ]	$__30,700_

b. Enter the difference between the aggregate offering price given in response to Part C - Question 1 and total expenses furnished in response to Part C - Question 4.a. This difference is the "adjusted gross proceeds to the issuer." .... $---201,300---

5. Indicate below the amount of the adjusted gross proceeds to the issuer

used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.

	Payments to Officers, Directors, & Affiliates	Payments To Others
Salaries and fees	[ ] $____	[ ] $____
Purchase of real estate	[ ] $____	[ ] $____
Purchase, rental or leasing and installation of machinery and equipment	[ ] $____	[ ] $____
Construction or leasing of plant buildings and facilities	[ ] $____	[ ] $____
Acquisition of other businesses (including the value of securities involved in this offering that may be used in exchange for the assets or securities of another issuer pursuant to a merger)	[ ] $____	[ ] $____
Repayment of indebtedness	[ ] $____	[ ] $____
Working capital	[ ] $____	[X] $201,300_
Other (specify):____	[ ] $____	[ ] $____
____	[ ] $____	[ ] $____
Column Totals	[ ] $____	[X] $232,000
Total Payments Listed (column totals added)	[X] $_232,000	

D. FEDERAL SIGNATURE

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

Issuer (Print or Type)	Signature	Date
ValCom, Inc.		12/18/2003
Name of Signer (Print or Type) Vince Vellardita	Title of Signer (Print or Type) President and Chief Executive Officer	

ATTENTION
Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)

E. STATE SIGNATURE

1. Is any party described in 17 CFR 230.262 presently subject to any of the disqualification provisions of such rule? .... Yes [ ] No [X]

See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed, a notice on Form D (17 CFR 239,500) at such times as required by state law.

3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

Issuer (Print or Type)	Signature	Date
ValCom, Inc.		**12/18/2003**
Name of Signer (Print or Type)	Title (Print or Type) **President and Chief Executive Officer**	
Vince Vellardita		

Instruction:

Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

APPENDIX

1	2 Intend to sell to non-accredited investors in State (Part B-Item 1)		3 Type of security and aggregate offering price offered in state (Part C-Item 1)	4 Type of investor and amount purchased in State (Part C-Item 2)				5 Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	Yes	No		Number of Accredited Investors	Amount	Number of Non-Accredited Investors	Amount	Yes	No
AL		X							
AK		X							
AZ		X							
AR		X							
CA	X		Common $0.25	5	222,000	5	10,000		X

CO		X							
CT		X							
DE		X							
DC		X							
FL		X							
GA		X							
HI		X							
ID		X							
IL		X							
IN		X							
IA		X							
KS		X							
KY		X							
LA		X							
ME		X							
MD		X							
MA		X							
MI		X							
MN		X							
MS		X							
MO		X							
MT		X							
NE		X							
NV		X							
NH		X							
NJ		X							
NM		X							
NY		X							
NC		X							
ND		X							
OH		X							
OK		X							
OR		X							
PA		X							
RI		X							
SC		X							
SD		X							
TN		X							
TX		X							
UT		X							

VT		X							
VA		X							
WA		X							
WV		X							
WI		X							
WY		X							
PR		X							

No Underwriter, salesman, or other person has been authorized to give any information or to make any representations not contained in this Offering Memorandum in connection with the offer made hereby. If given or made, such information or representations must not be relied upon as having been authorized by the Company.

This Offering Memorandum does not constitute an offer of any securities other than the securities to which it relates or an offer to any person in any jurisdiction in which such an offer would be unlawful. Any material modification to the offering will be accomplished by means of an amendment written and signed by the Company's counsel. In addition, the right is reserved by the Company to cancel any confirmation of sale prior to the release of funds, if, in the opinion of the Company, completion of such sale would violate federal or state securities laws or a rule or policy of the National Association of Securities Dealers, Inc.

TABLE OF CONTENTS

Until December 24, 2003, all employees, officers, and directors of the Company effecting transactions in the Shares may be required to deliver this Offering Memorandum to prospective investors or their representatives.

2,000,000

Price: US$0.25 per Share

Sold on a Best Efforts basis

ValCom, Inc.

Offering Memorandum

US$500,000

November 24, 2003

Confidential Private Placement Offering Memorandum
VALCOM, INC.
2,000,000 Shares
at
0.25 per Share

ValCom, Inc., a Delaware corporation, (hereinafter referred to as the "Company," "we," "us," or "ValCom") is a development stage company that has been formed for the purpose of creating a fully integrated entertainment company that is engaged in the origination, development, production, management and marketing of a variety of quality family-oriented television and film products, talent and related merchandising opportunities, employing a business model that has proven to be successful in past ventures.

The business model that serves as the platform for the Company's strategic plan has been effectively implemented in past entities that have been created and run by various members of the ValCom Management team, who have been responsible for initiating very successful ventures within the entertainment industry for many years employing similar strategies to those that will form the basis of the ValCom business plan.

The ValCom team has been integrated for the purpose of capitalizing upon the various skill sets and experiential strengths of its members with its primary focus being the generation of value through the building of a library of broad-based, energetic and appealing proprietary products that will form the foundation of the Company's expanding asset base of films, television series and related merchandising opportunities.

Alongside this growing asset base will be the Company's talent management business that will add immediate cash flow as well as a captive pool of talent that will be available as necessary and desirable for the Company's ongoing base of television and film production. The talent management business will also foster a growing synergy between projects originated by its clients and ValCom's development and production capabilities. In turn, film a d television projects produced by ValCom will provide the Company with a strategic advantage with respect to the signing of additional talent for its management business.

ValCom's goal is to position itself as a leading (preferred) source of program development, production, and distribution for studios, networks, talent and prospective buyers of the Company's product mix.

THESE SECURITIES INVOLVE A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY INVESTORS WHO CAN AFFORD THE LOST OF THEIR ENTIRE INVESTMENT AND WHO CAN FURTHER AFFORD TO MAINTAIN AN ILLIQUID INVESTMENT. SEE "RISK" FACTORS.

THESE SECURITIES HAVE NEITHER BEEN APPROVED NOR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING MEMORANDUM.

THE SECURITIES AS DESCRIBED WITHIN THIS OFERING MEMORANDUM ARE BEING OFFERED IN A MANNER THAT IS INTENDED TO QUALIFY FOR AN EXEMPTION PROVIDED FOR IN SECTION 4(2) AND REGULATION D OF THE SECURITIES ACT OF 1933 ("THE ACT"). CONSEQUENTLY THIS OFFERING CIRCULAR HAS BEEN PRODUCED IN LIMITED QUANTITIES AND MANY NOT BE REPRODUCED AND/OR DELIVERED TO ANYONE OTHER THAN YOUR INVESTMENT REPRESENTATIVE, IF ANY. THE INFORMATION AS CONTAINED HEREIN CONSTITUTES PROPRIETARY INFORMATION OF THE COMPANY.

OFFERING PRICE AND TERMS

	PRICE TO SUBSCRIBERS	DISCOUNTS & COMMISSIONS	PROCEEDS TO COMPANY (1), (2), (3)
Per share	$0.25	$0.00	$0.25
Total	$500,000	$0.00	$500,000

The Date of this Offering Memorandum is November 24, 2003.

Footnotes:

(1) This offering is being made on a "best efforts" basis for a period of thirty (30) days from the date hereof unless extended for an additional thirty (30) days by the Company. All proceeds from the sale of the Shares shall, upon receipt and acceptance of the subscriptions, be disbursed by the Company in general accordance with the "Use of Proceeds" schedule as contained herein.

(2) No selling commissions are to be paid.

(3) The total proceeds to the Company as set forth in this Memorandum has been computed before deduction of other expenses incurred in connection with this Offering. The net proceeds to the Company, assuming all Shares are sold, are estimated to be approximately $500,000.

THE SECURITIES BEING OFFERED HEREUNDER HAVE NOT BEEN REGISTERED UNER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") IN RELIANCE UPON AN EXPEMPTION FROM SUCH REGISTRATION, WHICH DEPENDS ON THE FULL COMPLIANCE WITH CERTAIN TERMS AND CONDITIONS, INCLUDING THE FOLLOWING:

THE COMPANY IS RELYING ON (a) EXEMPTIONS PROVIDED BY SECTION 4(2) OF THE ACT AND RULE 506 THEREUNDER, IN ISSUING THE SHARES TO ACCREDITED INVESTORS WHO ARE U.S. CITIZENS AND (b) EXEMPTIONS PROVIDED BY REGULATIONS OF THE COMMISSION IN ISSUING SHARES TO PURCHASERS WHO ARE NOT U.S. CITIZENS, AS DEFINDED IN RULE 902(0) OF THE COMMISSION UNDER THE ACT. WITH RESPECT TO SHARES ISSUED TO INVESTORS WHO ARE NOT U.S. CITIZENS, REGULATIONS PROVIDE THAT THE SHARES MAY NOT BE OFFERED OR SOLD TO A U.S. CITIZEN OR FOR THE BENEFIT OF A U.S. CITIZEN PRIOR TO THE EXPIRATION OF ONE YEAR FROM THE CLOSING AT WHICH SUCH INVESTOR PURCHASE THE SHARES.

THE OFFERING PRICE OF THE SECURITIES HAS BEEN DETERMINED BY THE COMPANY AND BEARS NO RELATIONSHIP TO ITS ASSETS, NET WORTH, BOOK VALUE OR POTENTIAL BUSINESS OPERATIONS. UPON THE CLOSOING OF THIS OFFERING, THERE WILL BE NO PUBLIC MARKET FOR THE SECURITIES OFFERED HEREUNDER.

THESE SECURITIES ARE NOT BEING OFFERED THROUGH A GENERAL SOLICITATION INCLUDING, BUT NOT LIMITED TO, ADVERTISEMENTS OR COMMUNICATIONS IN NEWSPAPERS, MAGAZINES OR OTHER MEDIA: (a) THIS MEMORANDUM SHALL BE TREATED AS CONFIDENTIAL BY THE PERSON TO WHOM IT IS DELIVERED, AND ANY DISTRIBUTION THEREOF OR DIVULGENCE OF ANY OF ITS CONTENTS IS UNAUTHORIZED; (b) EACH INVESTOR SHOULD CONSULT HIS OWN LEGAL COUNSEL AND TAX ADVISOR WITH RESPECT TO THIS OFFERING AND (c) THIS OFFERING MAY BE MADE ONLY PERSONS KNOWN TO THE COMPANY, AND AFTER REASONABLE INQUIRY SHALL HAVE REASONABLE GROUNDS TO BELIEVE THAT THE PERSONS POSSESS THE KNOWLEDGE AND EXPERIENCE IN FINANCIAL BUSINESS MATTERS THAT WOULD ENABLE SUCH PERSON TO EVALUATE THE MERITS AND RISKS OF THE INVESTMENT. THE INFORMATION THAT MUCH BE SUPPLIED BY THE INVESTORS IN THIS REGARD MAY BE RELIED UPON BY THE COMPANY AND ITS COUNSEL TO BE ACCURATE.

The Shares are offered subject to receipt and acceptance by the Company's counsel to prior sale and to counsel's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. In the event the subscriber is rejected, his check and his Subscription Agreement(s) will be returned immediately by the Company. The Shares shall only be issued upon receipt by the Com0pany of a certification that the beneficial owners thereof are accredited investors. See "Plan of Distribution" and "Suitability Standards."

THE DISTRIBUTION OF THIS PRIVATE PLACEMENT MEMORANDUM AND THE OFFERING OF THE SHARES IN CERTAIN JURISDICTIONS MAY BE RESTRICTED BY LAW. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATIONOF AN OFFER TO BUY THE SHARES IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OT SOLICITATION IN SUCH JURISDICTION.

INVESTOR SUITABILITY STANDARDS

The Shares offered hereby have not been registered under the Securities Act of 1933, as amended (the "Act") or any applicable State securities laws. The Shares are being offered in reliance upon the exemption from registration provided by Section 4(2) of the Act and pursuant to Rule 506 of regulation D promulgated under the Act to "accredited investors" as that terms is defined Rule 501 of Regulation D. Offers and sales of the Shares will be made only to those who satisfy the conditions set forth below and who represent in writing to the Company that , in connection with evaluating the merits and risks of investment in the Company, they have such knowledge and experience in financial matters and that they are capable of evaluating such factors.

There is no established market for the Shares and because there are expected to be only a limited number of investors and significant restrictions on the transferability of the Shares, it is not likely that a public market will develop. However, a market for the Company's Shares may develop if the Company completes an initial public offering of its securities, although this is not presently contemplated. The Shares have no been registered under the Act, and therefore cannot be sold unless either they are subsequently registered under the Act or an exemption from such registration is available. Accordingly, a purchase of the Shares must bear the economic risk of his investment in the Shares for an indefinite period of time.

Investment in the Shares is suitable only for persons who have adequate means of providing for their current needs and personal contingencies, have no need for liquidity in their investment and could suffer the loss of their entire investment in the Company's Shares.

The Shares may only be sold to person who meet the suitability standards that the Company has set which are describes herein or who meet the definition of an "accredited investor" set forth in Rule 501. Pursuant to Rule 501, an "accredited investor" is defined as follows:

A bank as defined in Section 3(a) (2) of the Securities Act, or any savings and loan Association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section (2)(13) of the Act, Investment Company registered under the investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Act; Small Business Investment licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the Investment decision is made by the plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors";

Any private business development company as defined in Section 202 (a)(22) of the Investment Advisors Act of 1940;

Any organization described in Section 501(3) of the Internal Revenue Code Corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

Any Director or Executive Officer of the issuer of the Securities being offered or sold'

Any natural person whose individual net worth or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000.

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same levels of income in the current year;

Any trust, with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person having such knowledge and experience in financial and business matters so that he is capable of evaluating the merits and risks of the investment to be made; or

Any entity in which all of the equity owners are "accredited investors."

In addition, a participant in a defined contribution or profit sharing plan qualified under Section 401 of the Code may be deemed to be the purchaser of Shares for the purpose of determining whether the plan is in an "accredited investor" if the following conditions are satisfied: (x) the plan trust must provide for segregated accounts for each plan participant, (y) the plan document must provide the participant with the power to direct the trustee to make each particular investment to the extent of the participant's voluntary contributions plus that portion of employer contributions that have vested to the participant's benefit and (z) the investment in the Shares must have been made pursuant to an exercise by the participant of the power to direct the investment of his or her account in the plan trust.

Subscriber's representations will be reviewed to determine the suitability of prospective purchasers and the Company will have the right to refuse a subscription for the Shares for any reason, or for no reason, in its sole discretion. Subscribers will not necessarily be accepted in the order in which they are received.

EACH POTENTIAL INVESTOR IS URGED TO CONSULT WITH HIS OWN TAX, LEGAL AND/OR FINANCIAL ADVISORS REGARDING HIS INDIVIDUAL CIRCUMSTANCES AND THE SUITABILITY OF AN INVESTMENT IN THE COMPANY'S SHARES.

OFFERING SUMMARY

The following summary is qualified in its entirety by the more detailed information as contained within the additional text of this Offering Memorandum, including the information as it is set forth under the Section entitled "Risk Factors". All dollar amounts as are expressed in this Offering Memorandum are in U.S. Dollars unless otherwise noted. This Memorandum contains forward-looking statements that necessarily involve certain risks and are subject to the occurrence of unforeseen events. As such, the Company's actual operations and results may differ significantly from those as discussed under the context of forward-looking statements. Factors discussed within the Section entitled "Risk Factors."

USE OF PROCEEDS

The proceeds being raised through this offering will be utilized for the purpose of operating the Company until cash flows are sufficient to cover the overhead and administrative costs. Further use of the proceeds will be for the purpose of initiating production on the Company's list of projects in the television and film arena, scheduled to begin immediately subsequent to the procurement of the funds. See "Use of Proceeds."

THE OFFERING

A MAXIMUM OF 2,000,000 Shares at an offering price of $0.25 per Share. There is no minimum number of shares that must be sold in order for the offering to be completed.

DESCRIPTIONS OF SECURITIES BEING OFFERED

Common Shares, $0.001 par value	2,000,000 (1)
Common Shares Presently Outstanding	12,590,833
Common Shares Outstanding After Offering	14,590,833

Footnotes:

(1) Assuming that all the shares as offered are sold, the purchasers herein will have acquired approximately 8.0% of the then outstanding total of Common Shares.

REPORTS TO SHAREHOLDERS

The Company will, in the future, furnish its shareholders with annual financial statements prepared by the independent certified public accountants as well as such other corporate and financial information as the Company deems appropriate.

RISK FACTORS

An investment in the Shares as offered herein entails a high degree of risk and should be considered only by investors who can afford to sustain a loss of their entire investment. Investors will be required to represent that they are familiar with and understand the terms of the offering and that they meet certain suitability requirements. Accordingly, in analyzing this offering prospective investors should give careful consideration, among other items, to the following:

GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a net loss of $4,827,818 and a negative cash flow from operations of $2,005392 for the year ended September 30, 2002, and a working capital deficiency of $594,990 and an accumulated deficit of $8,126,190 at September 30, 2002. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

In December 2002, an unaffiliated company offered to purchase up to an 85% equity interest in the Company in exchange for contributing equity financing. The Company and the unaffiliated company signed a non-binding letter of intent. The closing of the transaction is subject to various conditions. There is no assurance that the transaction will ever be consummated, or if it is consummated, that it will be consummated on the terms set forth in the letter of intent.

ValCom is a Delaware Corporation and to date has conducted on going operations since 1983. The Company will, upon receipt of the proceeds of this offering, continue to develop and produce family-oriented programming for television and other related outlets. ValCom will be subject to all of the risks, uncertainties and lack of standing generally associated with new enterprises. Despite the fact that the management team has substantial experience in many facets of the business as contemplated herein, there can be absolutely no assurance that ValCom will be able to survive and operate profitably in the highly competitive and rapidly changing business environments in which the Company intends to engage. See "Business."

MINIMAL WORKING CAPITAL

As of June 30, 2003, the Company had only minimal working capital. Since inception, ValCom has been financing itself from revenues generated from studio rentals and private placements. In the event that the Company fails to complete the financing proposed herein, it will be unable to implement many of the proposed operations on a timely basis. Furthermore, even if the sale of the majority of the Shares as offered hereunder is successfully concluded, the Company may be unable to attract the number and quality of projects that are necessary to enable it to operate profitably. See "Financial Statements."

RESTRICTION ON TRANSFERABILITY OF SECURITIES

The Shares offered hereunder have not been registered under the Securities Act of 1933 and may not be sold, transferred, hypothecated or otherwise disposed of in the absence of an effective registration statement or an appropriate exemption therefrom satisfactory to the Company and its counsel. Accordingly, subscribers to these Shares must be prepared to maintain their investment indefinitely or until a registration statement is filed and made effective or another exemption is available. See "Description of Securities."

OFFERING PRICE

The price of the shares as are being offered hereunder has been arbitrarily determined by the Company. In determining the offering price, ValCom considered such matters as the Company's current financial condition, its near-term business potential, the state of development of its business, the general condition of the securities markets and proper sales of its securities. The offering prices should not, however, be considered as an indication

of the actual value of the Company. It bears no relationship to the assets, net worth, results of operations or other objective criteria as would normally be applied to the valuation of the Company as an ongoing concern.

DIVIDEND POLICIES

The Company has not paid any cash dividends on its stock since its inception and has no plans to pay any such dividends in the near future. ValCom intends to retain all earnings, if any, in the foreseeable future for use in the expansion of its business operations.

DILUTION

As a result of the Shares being offered herein, there will be an immediate and substantial increase in the net tangible book value of the Company's presently issued common stock and an immediate and substantial dilution to the investors in this offering. See "Dilution."

BEST EFFORTS NATURE OF OFFERING

The Company as an operating entity has a continuing need for additional capital for us in its present business activities and proposed expansion. This offering of Shares is structured to permit the immediate use of any funds that may be raised as a result of this offering. To the extent that only a small number of Shares as are offered hereunder are sold, the Company may be unable to implement some or all of its proposed activities. Consequently, subscribers have to consider that the total funds realized from this offering may be insufficient to permit the Company to realize any or all of the objectives set forth herein. See "Use of Proceeds."

For all of these reasons as well as others set forth herein, the Shares offered hereunder involved a significant degree of risk. Any person considering an investment in the Shares should be aware of these and any other factors as set forth in this Memorandum and should consult with his legal, tax and financial advisors prior to making an investment in the Company.

THE COMPANY

INTRODUCTION

PLAN OF OPERATION

As of June 30, 2003, ValCom, Inc. operations were comprised of four divisions:
(1) Studio Rental, (2) Studio Equipment and Personnel Rental, (3) Broadcast Television and (4) Film and Television Production.

STUDIO RENTAL

The Company and its subsidiary, Valencia Entertainment International, LLC, operates eight sound stages in Valencia, California. Valencia Entertainment International, LLC owns six improved acres on which six of the sound stages are located. The Company leases the other two sound stages. Beginning June 2003, the Company and its subsidiary has a newly signed one-year lease with five one-year options for all eight sound stages, which will generate $2,100,000 annually with cost-of-living increases.

STUDIO EQUIPMENT RENTAL

The Company's subsidiary, Half Day Video, Inc., supplies personnel, cameras and other production equipment to various production companies on a short-term basis. As a result of additional equipment purchases and increased activity, from both internal and external sources, we anticipate that Half Day Video, Inc.'s revenues should increase significantly.

TELEVISION AND FILM PRODUCTION

The Company, in addition to producing its own television and motion picture programming, has an exclusive facilities agreement in place for productions in Los Angeles County for a three-year term with Woody Fraser/Woody Fraser Productions (See Note 5).

CHANNEL 8 IN PALM SPRINGS, CALIFORNIA

In connection with its joint venture with New Global Communications, Inc., the Company owns a 45% equity interest in ValCom Broadcasting, LLC, a New York limited liability company, which operates KVPS (Channel 8), an independent television broadcaster in the Palm Springs, California market, which is strategically located in the middle of four major markets including Los Angeles, Phoenix, Las Vegas and San Diego.

The Company plans to acquire additional television stations and utilize the infrastructure of full-service television and motion picture studios. This would enable Channel 8 to operate at a fraction of the cost compared to other broadcasters in the market.

BUSINESS STRATEGY

ValCom will be engaged in the origination, production and sale of quality family programming and ancillary merchandising rights to the television industry and related commercial outlets as well as to the foreign distribution markets. Further, the Company will have an active talent management division that has been acquired as an ongoing business that will contribute an immediate cash flow to corporate operations as well as serving as an acquisition vehicle for the procurement of additional talent that can be utilized for work in the Company's various productions, as necessary and desirable.

ValCom believes that the current configuration of its business will be a very attractive feature to many prospective clients on the talent management side of the business due to the desire of actors and other industry talent to align themselves with a fully integrated entertainment company that can produce them with the potential oppor5tunity for a steady stream of projects and work on a captive basis.

The talent management side of ValCom's business has a proven track record of cash flow and profitability that will be contributed directly to operations from inception thereby serving as a base of revenue that can be built upon as the Company implements the other aspects of its operational business plan.

It is the goal of the Company to produce approximately ten films and/or television series a year for sale into the various channels of distribution that the Company will utilize as outlets for its products. Although the budget for each movie and series will be different and dependent upon several key factors, including the target outlet, the secured talent and the underlying concept ValCom's mandate will be to assure that its front end costs are covered prior to the onset of production.

It is anticipated that the "typical" budget for a television movie would be in the $1-2mm range and that this amount would be offset through a combination of network guarantees, corporate participation and foreign market pre-sales. Series budgeting is far more difficult to prognosticate in advance of concept but nonetheless the philosophy and mandate remains the same. As an adjunct to ValCom's work in the area of television series, the Company will cross-synergize with its talent management business in order to provide the Company with the opportunity to fulfill the Executive Producer role in exchange for a substantial episodic fee, thereby providing the Company with an additional source of cash flow without the assumption of the risk.

The evolution of the industry has been moving toward the involvement of corporate participation as a means of risk mitigation and deficit financing and ValCom is well positioned to be able to capitalize upon this trend due to the experience of its management team in working within this area for many years. The Company intends to develop a variety of products that will be designed to meet both corporate as well as network needs and believes that it can become a leader in the generation of integrated product mix for these two cultures that have historically been difficult to manage in terms of the successful amalgamation of their mutual needs.

In the current climate it is extremely important to be able to implement risk mitigation strategies for the purpose of being able to cover front-end production costs. ValCom has brought together a management team and developed a business plan that addresses this necessity and has the requisite experience to be able to meet the inherent challenges in the industry as it is configured today.

Controlling production costs is a critical element to overall success and ValCom's production team has accumulated a long-term track record of being able to produce films and series within the initially conceived budget. In addition to this, the generation of long-term bulk output deals (pre-sales) is also a critical aspect of ValCom's business plan and this is an area that represents a tremendous area of strength within the management team of the Company.

Output deals consist of the pre-sale of a large number of films that have yet to be made, into the foreign distribution markets for delivery on an "as finished" basis. Foreign markets have an ongoing need for U.S. based

programming and are anxious to consummate deals with reliable production sources for the provision of product that meets their programming needs, much as in the case of a long-term supply contract. Capitalizing upon the experience and contact base of its management team, ValCom believes that it will be able to secure output deals that will provide valuable sources of clearly defined revenue to the Company, thereby service to mitigate risks and enhance corporate profitability. Such deals are often hard to structure and sometimes difficult to consummate, and ValCom is fortunate to have one of the premier people in the industry as a member of its management team.

One of the primary reasons that many of the smaller independent production companies falter is that their business plans are constructed based upon the premise that "big hit" will come along and provide them with a windfall profit in order to enable them to survive. This is obviously a flawed and very risky strategy and is not the premise upon which the ValCom business plan has been conceptualized. ValCom intends to operate in fiscally responsible manner and its business platform has been designed to be able to cover the costs of production prior to their incurrence.

This strategy will serve to mitigate the normally associated risks of production and will enable the Company to engage in a steady stream of production for output into both the domestic as well as foreign distribution markets. As this occurs, the Company plans to maintain ownership of its proprietary products, thereby accumulating a valuable library of films and series that can later be leveraged for additional revenues without any substantive costs to the Company. Film libraries are valuable sources of future revenue because they can be resold many times (i.e. reruns, syndications, additional foreign sales). The accumulation of this library will provide ValCom with a tangible asset base that is expected to grow exponentially in value as the Company prospers as an ongoing concern and will form the basis for the growth of shareholder value into the future in addition to the intangible value of the venture as a profitably operating business.

It will be possible to secure windfall profits in the event that the Company is fortunate enough to have a "mega-hit" in one or more of its films and/or series. Further ancillary profits can potentially be enormous from such areas as merchandising or corporate sponsorship. But it is extremely difficult to prognosticate with any degree of accuracy when or if these types of huge profits can be generated and therefore it becomes very important to assure the success of the ongoing enterprise by building the Company based on the premise of a solid business plan that will assure its viability based upon the operation of its daily business, and this is how the ValCom plan has been constructed.

As a means of further enhancing its business plan, ValCom has been fortunate to be able to secure strategic alliances with two very important companies that will combine to provide it with an even higher degree of profitability and success. In keeping with the Company's philosophical mandate to mitigate risk whenever possible, these alliances will serve to align the Company with entities on both ends of the spectrum. ValCom has formed an alliance with Paradigm, one of the largest talent and literary agencies in the industry, for the purpose of assisting with the presentation, origination, talent and marketing end of the business. Additionally, ValCom has forged an alliance with Stapleton Studios in New York on the production end for the purpose or leveraging resources for this portion of its business.

The combination of ValCom's experienced management team, a fiscally responsible business model and the strategic alliances that have been formed, bond together to generate a company that should be able to hit the ground running and reach critical mass very quickly thereby enhancing the opportunities for the generation of shareholder valuation within a reasonable timeframe.

STRAGEGIC ALLIANCE WITH PARAMOUNT PICTURES

ValCom has been fortunate to be able to form a strong strategic alliance with Paramount to provide sound stage for the production of CBS's on a long term basis.

There are many benefits that will be derived from such a relationship with an industry partner such as Paramount, and as a result of this alliance, ValCom plans to maintain long-term contracts for production at the company's studios in Valencia.

The alliance will enable ValCom to maintain the rental of its 180,000 square foot sound stages generate the bulk of its films and programming within the U.S., thereby permitting the Company to maintain a far higher degree of control over both content and talent. The cost reductions that will be garnered from this relationship will offset the foreign production and tax credits in most instances and will bring ValCom into a position to be able to create many of its products domestically that would otherwise have been filmed outside of the country. The cost savings

will enable ValCom to be a low cost producer and will translate directly to the Company's bottom line. Resulting cash flows will be significantly improved as a result of this important alliance with Paramount.

ValCom is very excited to have formed this alliance and believes that the benefits will serve to further mitigate the risks for production, thereby enhancing the Company's opportunities for substantive profitability.

The value of the strategic alliances that have been formed between ValCom and Paramount is extremely important and is virtually unprecedented within the industry on an independent basis.

The synergy and leverage that can be generated as a direct result of these alliances is quite significant and should have an immediate impact on the Company's revenue and income streams. As a result of beneficial arrangements on the origination, talent and production side, costs can be minimized, margins can be enhanced and quality can be maximized. Management believes that the combination of these factors will lead to ValCom's ability to attain a significant degree of stature far sooner than would otherwise be the case and greatly multiplies the number of opportunities that will be presented to the Company for consideration.

As a result of this the ValCom "team" will stand at the forefront of industry evolution as a leader in production and programming capability. The breadth of capability, service and innovative product packaging will position the Company well amongst industry peers and should lead ValCom to a position of industry prominence at an accelerated pace.

WHY TRADITIONAL INVESTMENTS SOMETIMES FAIL IN THE ENTERTAINMENT INDUSTRY

It is not uncommon for individual projects or even companies to fail in the entertainment business. Although each individual instance may have its own peculiarities, a common theme that runs throughout the majority of these failures is the fact that risks had not been sufficiently mitigated and as a result one or more failures served to hasten the project's (or company's) demise.

Current trends in the industry have caused the costs of talent and production to skyrocket, thereby increasing the risks associated with traditional investment in films and/or production companies whose premise is predicated upon these factors for its survival.

Many production companies concentrate their efforts on the feature film end of the business where the costs of talent procurement as well as production are very high, along with the attendant risks. Many companies, particularly at the smaller end of the independent spectrum, are quite susceptible to the large fluctuations in cash flow that are such an integral part of the feature film business. Further, in the vent of a failure or the lack of commercial success, the losses that can be suffered are substantial as compared to the capitalization of the small to mid-sized production companies and as a result the companies are vulnerable to collapse.

In their attempts to partially mitigate some of these losses, many of the current productions are either co-produced or structured as joint ventures with other industry participants or financial partners on the deficit financing side of the business. While this may serve to mitigate a portion of the risk, it also eliminates a large portion of the opportunity for profit as well.

Outside investors in these transactions often times find themselves on the short end of the stick when it comes to the return of capital or the participation in any residual profits. Even in the vent that the infamous "Hollywood accounting" does not occur, there are so many risks involved with expensive feature film production that the opportunities for the outside investors often become very diluted.

WHY AN INVESTMENT IN VALCOM IS DIFFERENT

ValCom is a non-traditional entertainment company in the sense that it combines all the features of an independent company with the resources of a much larger entity due to the existence of the Company's strategic alliances. Functioning as an effective "conglomerate" of sorts due to the integration of a number of alliances and affiliated business lines, ValCom has been able to maintain it flexibility without the burden or risk of a large corporate overhead. This will enable the Company to effectively implement cost reductions while engaging multiple business lines and revenue streams that will contribute to the Company's overall cash flow.

Further the Company's business plan differs greatly from many of its industry peers. The impetus of ValCom's management team and corporate mandate is directed at the ongoing need for the generation of product within the

television industry where new outlets are being regularly created and there exists a burgeoning need for new programming. In this end of the business, quantity along with quality is important.

Given the current trend in the mainstream television, cable, video and satellite TV markets toward the proliferation of new channels and outlets, there is a strong and consistent need for reliable producers of quality films and programming. This is the far less glamorous but far more rewa4rding end of the business to be involved in these days, due to the fact that the demand is growing on a daily basis and the costs of production are far less than in the feature film end of the industry. In the event that a company can position itself to be a reliable producer of quality product, it can secure a stable base of outlets for its films and programming and can command premium fees for such services.

ValCom has built its premise upon this philosophy, whereby it will be a quality producer of consistent product to the outlets that have the greatest ongoing need for this type of inventory. As a result, the Company believes that its formula will mitigate substantially all of the risks associated with production, thereby fulfilling one of the Company's critical philosophical mandates.

Throughout this process a growing library of films and television series will be accumulated as the proprietary assets of the Company. As this base of tangible assets grows in size, so too will the opportunities for the development of meaningful and continuing income streams on an annuities basis without any additional substantive cost s for the Company. Over time this ancillary income streams can become important contributors to the Company's bottom line providing the Company with a stable and growing base of revenue and income well into the future.

For these reasons an investment in ValCom is really not a traditional investment in the entertainment industry. It is quite the contrary in fact. An investment in ValCom provides the business of the daily production of product for television as well as related industries. It is not a "one-shot deal" as is the case with an investment in a feature film, nor is it an "all of nothing" type of investment. It is an investment in a Company that is building a tangible asset base that is targeted for the growth of future share hold value. Whereas this is not to say that the opportunities for windfall profits are nonexistent for this is far from the case. It is intended to point out that an investment in ValCom is predicated upon sound business principles as opposed to a "hit or miss" type of scenario.

And unlike many other companies of this genre, ValCom has also incorporated the talent management aspect into its integrated product mix thereby providing the Company with a source of additional income as well as opportunities for captive talent contributions to its original programming production.

In the event that ValCom is successful in producing one or more hit movies and/or series, the opportunities for huge success can be realized in short order. The entertainment industry like few others provides the opportunity to secure extraordinarily large profits in the event of a major success. There are many, many examples of successful televisions shows and even " sub-feature films that have returned huge profits to their owners and creators. Unlike many of the more traditional entertainment deals where only the insiders get to participate in such windfalls, investors in ValCom will be equity participants in the income that is derived from the overall success of the venture as a whole.

All of this combines to make an investment in ValCom far different than most traditional investments in the entertainment industry.

STRATEGIC ADVANTAGE

ValCom believes that it can be positioned as a leading independent player within the entertainment industry from inception due to its ability to integrate a strong business model consisting of multiple and synergized business lines with a comprehensive management team that has a track record of successful business development in the entertainment industry and beyond.

Further, the Company has been able to consummate an important strategic alliance that will enable it to strengthen its position as an independent production enterprise, thereby mitigating many of the prevalent pitfalls that beset many of the smaller independents that traditionally struggle for survival in an industry that is often dominated by large studio and production houses.

The entertainment industry has been evolving throughout the past several years into a business that requires the integration of a number of important features into a cohesive mix that combine to produce a successful venture. The origination of quality product remains a critical aspect of the business model, but given the rising costs

currently associated with production and talent procurement, it is now more important than ever to employ risk mitigation strategies for the purpose of covering such costs while securing outlets for the finished products prior to the underwriting of the front-end expenses. ValCom has addressed the evolution of the business through the construction of a management team that has experience in production, finance, corporate participation, talent management and distribution, thereby integrating all of the important features of the business s model that represents the prevailing formula for success in the industry as it is currently configured.

The integration of a fiscally responsible business model for the production of films and series for television with an ongoing talent management business and the various strategic alliances will combine to give ValCom a strong competitive advantage as it moves forward with the implementation of its business plan.

SUMMARY

ValCom enters the industry in a rather unique position by combining a solid and proven business model that has been implemented in prior ventures by its partners with a comprehensive management team, a series of strategic alliances and a full-integrated business strategy that incorporates multiple income streams and sources of revenue generation.

The Company should enjoy a strong competitive advantage over its industry peers due to these factors as well as its ability to hit the ground running with a base of revenues that are being generated through its talent management division and a number of projects already in the pipeline that are ready to begin production as soon as the Company is properly funded.

Unlike many of the smaller independent production companies that face the traditional challenges for survival due to their inability to successfully mitigate risk, ValCom has addressed the inherent pitfalls at the outset of its operation. As an independent company, ValCom should be able to move faster without the burden of a large corporate overhead and management structure to satisfy and will be able to exercise a far greater degree of flexibility in terms of being on the leading edge of product development and market strategy.

With a management team than spans both the entertainment as well as corporate cultures, ValCom will be well positioned to create products that will work within both frameworks and has the opportunity to become a leading provider of products and services on a cross-cultured basis. This is a significant and heretofore untapped wellspring of business and ValCom believes that it represents a tremendous potential source of ongoing revenues into the future.

The business model of the Company has been structured on a conservative basis and without any reliance upon the near-term achievement of a "mega-hit", as are so many of the existing production companies or traditional entertainment investment models. ValCom will be in the business of production, talent management and the long-term accumulation of an asset-based library of films and series that will be able to generate an ongoing stream of revenues and income for many years into the future and accrue as a tangible asset of the company over time.

Ancillary sources of revenue from merchandising rights, corporate sponsorships and talent management income serve as enhancements to the ongoing revenue stream and in the event that the Company is fortunate enough o have one or more significant hits in their product base, the windfall profit scenario can most certainly be achieved.

As the diversity of potential outlets for reliable programming continues to proliferate, ValCom will be well positioned as a leading supplier of product into the television, cable and video marketplace, both on a domestic as well as international basis. ValCom's niche falls within the mainstream of the industry's emerging trends and programming needs and the company intends to position itself to be able to take full advantage of the opportunities that exist today and into the future.

MANAGEMENT

Directors and Executive Officers

Name	Position
Vince Vellardita	Chairman, Chief Executive Officer and President
Don Magier	Treasurer, Secretary and Director
Krishnaswami Alladi	Director

All officers as listed above are members of the Company's Board of Directors.

BIOGRAPHIES OF THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS

Vince Vellardita - 46
Chairman of the Board, Chief Executive Officer and President

Vince Vellardita has served as the Company's President, Chief Executive Officer and Chairman of the Board since October 2000. Mr. Vellardita was instrumental in having Valencia Entertainment International, LLC acquire a 180,000 square foot production facility in Valencia, California that houses eight film and production sound stages that have been occupied for the past four years by the hit CBS series JAG and Fox's Power Rangers. Mr. Vellardita began his career in 1977 as a music producer and promoter of live shows and is credited with bringing Duran/Duran and U2 to North America for their first US tours. He also produced a benefit tour for the 1980 Presidential campaign of John Anderson. Mr. Vellardita is a 25-year veteran production executive with a successful track record. While in Nashville, Mr. Vellardita was responsible for the turnaround for a production house for music into a television satellite network, housing multiple sound-stages and edit bays. Mr. Vellardita also increased revenues by bringing national accounts to this network. Mr. Vellardita has been involved in over 10,000 episodes of television and 100 films. After Mr. Vellardita's success in Nashville, he moved to Los Angeles, focusing on film and television, where he developed independent production studios. Mr. Vellardita handled everything from the coordination of sales and contracts negotiations, to the launching of marketing strategies to lure some of the biggest names in the television community. These include Paramount, Warner Brothers, and Disney. Mr. Vellardita does not currently serve as a director of any other reporting company.

Krishnaswami Alladi - 56
Director

Krishnaswamy Alladi,, 56 years of age, has 30 years of experience in the fields of Consulting, Finance, Corporate Planning and Factory Management. He holds a Bachelor Degree in Science, Post Graduate Diploma in Electronics Engineering from Madras University, India and an MBA from Asian Institute of Management, Philippines. He was a Senior Consultant with Price Waterhouse & Company, India advising various institutions and manufacturing Companies in the fields of Production Management, Information Technology, Financial Restructuring, and Management Audit. Subsequently he became a Finance Director of Glaxo Wellcome, Indonesia overseeing Finance, Logistics, IT and Human Resource functions and served for 7 years. He was also Vice President -Strategic Planning for a large Indonesian Conglomerate involved in Infrastructure, Telecommunications, Plantations and Strategic Investments. Other significant positions held were with Hindustan Brown Boveri, India as Production Engineer, Unilever Indonesia as Mergers and Acquisitions Advisor , Digital Systems Corporation, Philippines as Systems Advisor.

Donald P. Magier - 36
Treasurer, Secretary, Controller and Director

Donald P. Magier has served as the Company's Secretary, Treasurer, Controller and Director since November 2002. Mr. Magier commenced working for the Company in April 2002 as its Controller and was subsequently promoted. He received his accounting degree from California Sate University, Northridge and began his accounting career in 1989 as an auditor with Weber Lipshie and Co., CPAs, a small national accounting firm specializing in the garment industry. In 1992, Mr. Magier joined Falcon Cable TV, the fifth largest cable company in the country, as a Regional Controller until he left in 2000. He then joined a publicly traded internet company, GenesisIntermedia, Inc., a Delaware corporation formerly known as GenesisIntermedia.com, Inc., as Controller of both the company and two of its subsidiaries until he joined Valcom, Inc. in 2002. Mr. Magier does not hold a directorship in any other reporting company.

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires officers, directors and beneficial owners of more than 10% of any class of equity securities of a public company to file with the Securities and Exchange Commission certain individual periodic reports -- (Form 3) (Initial Statement of Beneficial Ownership of Securities), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities) -- which disclose their beneficial ownership of the company's securities. Securities and Exchange Commission regulations require officers, directors and greater than 10% stockholders to furnish the Company with copies of all such forms they file. The Company's other directors and executive officers and more than 10% stockholders filed their Section 16(a) reports as required.

PRINCIPAL SHAREHOLDERS

The following table sets forth information as to the stock ownership interest of each principal shareholder of ValCom as of June 30, 2003, prior to this offering.

		Percentage of Ownership	
Name of Officer	Number of Shares	Before Offering	After Maximum
Vince Vellardita	2,066,749	16.4%	15.2%
Alladi	50,000	0.4%	0.4%
Don Magier	131,250	1.00%	1.00%
Great Asian Holdings As a Group	5,678,246	45.10%	41.8%

BOARD OF DIRECTORS

Each Director serves until the next annual meeting of the Company's stockholders and until his successor is elected and qualified. Each officer is appointed by the Board to serve until the next annual meeting of the Board of Directors and until his successor has been appointed and qualified. The Board of Directors has no Executive Audit Option or Compensation Committee at this time, although such committees may be formed, as the Board deems necessary.

The Company's organizational documents include certain provisions as permitted under Delaware law which provide that officers, directors and advisors will not be liable to the Company or its stockholders for monetary damages as relating to breach of fiduciary duty.

USE OF PROCEEDS

Assuming that the maximum number of Shares as are being offered herein are sold, the net proceeds to the Company will be approximately $250,000 subsequent to the deduction of all commissions and other offering and non accountable expenses. The application of the net proceeds will be used primarily for the financing of the Company's operations until such time as cash flows are sufficient to sustain it on an ongoing basis. All funds raised in excess of the amount required to sustain corporate overhead and operations will be utilized for the production of films and/or series. Listed below are approximations of the applications of the proceeds from this offering:

Programming Development

AUDITORS	
LATINO BINGO	
KVPS-TV 8	$ 250,000.00
Working Capital	$ 250,000.00
Total of P & D& Working Capital:	**$500,000.00**

Total of Overhead Expense

Notes:

(a) This offering is being made on a "best efforts" basis and as such the Company is permitted to utilize the funds collected immediately as received. Any funds collected will be applied essentially in the manner as outlined within the Use of Proceeds as above and in the manner as is determined to be best suited to the implementation of the Company's business plan at the time of their receipt. In the

event that fewer than the maximum number of Shares as are offered hereunder are sold, the Company's ability to implement some or all of its business plan may be materially and/or adversely affected.

DILUTION

The present shareholders of ValCom own a total of12,590,833 Shares of the Company's $.001 par value Common Stock. As of June 30, 2003 the Company had a book value of approximately ($0.24) per Share. Net tangible book value per Common Share represents the amount of the Company's assets less its intangible assets and liabilities, divided by the number of Common Shares outstanding.

Following the completion of this offering and receipt of the proceeds from the sale of all of the Shares offered hereunder, the Company would have a net tangible book value of approximately $3,140,574 or approximately $0.23 per share. Therefore, the purchasers of ValCom's Shares will incur an immediate dilution of approximately $0.01 share. Conversely, the present Shareholders of the Common Shares will receive an immediate increase in net book value of approximately $0.01 per Share. Dilution represents the difference between the Offering Price per Share and the pro forma net tangible book value per Share giving effect to the Offering.

The following table assumes the sale of all the Shares offered hereunder and illustrates this per Share dilution:

Offering Price	$0.25
Net Tangible Book Value Per Share Before Offering	$0.24
Increase Per Share Attributable to Existing Shareholders	$0.01
Pro Forma Net Tangible Book Value Per Share After Offering	$0.23
Dilution Per Share to Investors	0.01

CAITALIZATION

Common Stock:

The Company has a total of 100,000,000 authorized shares of its Common Stock with a par value of $0.001, of which there are currently 12,590,833 issued and outstanding. Upon completion of the sale of all 1,000,000 Shares offered hereunder, there will be a total of 13,590,833 Shares of common stock outstanding.

ValCom's shareholders are entitled to one (1) vote for each Share owned. Shares of the Company's Common Stock do not have cumulative voting rights; therefore, holders of more than fifty (50%) percent of the Shares voting for the election of directors can elect all the directors and in such event the holders of their remaining Shares will not be able to elect a single director. Upon completion of the sale of all 1,000,000 Shares offered hereunder, the subscribers to the Company's Shares will not be able to directly elect any of the Company's directors or to directly control its affairs.

ValCom's shareholders will be entitled to receive such dividends, as the Board of Directors may from time to time declare out of the funds of the Company legally available for the payment of dividends. To date, ValCom has never paid, nor does it anticipate paying, any dividends on its Common Stock in the foreseeable future. Earnings, if any, will be used to finance internal growth and expansion until such time as the Company deems it appropriate to distribute any dividends.

All outstanding Shares of the Company's Common Stock are fully paid and non-assessable. Upon any liquidation, distribution or winding up of its affairs, the shareholders are entitled to receive a pro rata share of all the assets of the Company available for distribution, subject to the rights of the holders of any Preferred Stock or secured debt that may then be outstanding.

PIGGYBACK RIGHTS

If at any time during the period commencing two (2) years from the effective date of this Offering the Company registers any of its securities for sale pursuant to a Registration Statement under the Securities Act, it will offer shareholder the opportunity to register their Common Shares without cost to them, subject only to the managing

underwriter advising the Company that the inclusion of such shares of Common Stock would not have a material adverse affect upon its ability to sell more shares to finance ongoing operations. Each shareholder shall be entitled to such registration rights without preference or exclusion and will be required to enter into appropriate agreements as may be deemed necessary by the Company and its counsel for such purposes.

LITIGATION

In September 2001, a complaint was filed in the Los Angeles County Superior Court, Russomano et al. v. VEI et al., BC 257989. The plaintiffs are Diane Russomano and Knowledge Booster, Inc. and the defendants include Valcom, Inc. and Valencia Entertainment International ("Valencia"), the Company's president and others. The complaint revolves around prior litigation in which the plaintiffs alleged, among other things, that the show "A.J.'s Time Travelers" violated plaintiffs' rights in a children's television show called "Rickey Rocket". That case went to trial, and plaintiffs obtained judgments against a number of defendants, including a judgment in the amount of $3 million against Rickey Rocket Enterprises ("RREI") and a judgment in the amount of $1.2 million against Time Travelers, Inc. ("TTI"). The complaint asserted two causes of action against the Company, Valencia and other defendants. The first cause of action alleges the Company was the "alter ego" of RREI and/or TTI and is therefore liable for the judgments against those entities. The second cause of action was for malicious prosecution and that cause has been dismissed with prejudice. Valencia became a distributor for A.J. Time Travelers, Inc. but not until four years after the alleged wrongdoing occurred. Therefore management believes it should not be a party to this action. The complaint now seeks damages in the amount of $4.2 million, together with interest from the date of entry of prior judgement. The trial date is currently October 27, 2003. Discovery in the case is currently ongoing. The parties have exchanged documents and written responses to discovery. Plaintiffs have been deposed, but none of the defendants has yet been deposed. The Company filed a motion for summary judgement seeking dismissal of claims against it. There are no accruals in the accompanying consolidated financial statements for this matter. The Company believes the allegations are without merit and intends to vigorously defend it. In addition, a related party has agreed to indemnify the Company if the Company sustains any loss in this case. On August 6, 2003, the Plaintiffs have dismissed ValCom with prejudice and at no cost to the Company.

Further, Plaintiffs' second cause of action concerning malicious prosecution alleged alter-ego liability. Plaintiffs alleged that Ricky Rocket Enterprises, Inc. and AJ Time Travelers, Inc. filed a cross complaint in the underlying litigation without any probable cause and for an improper motive or purpose. Plaintiffs similarly alleged that the Company and other defendants are alter egos of that Ricky Rocket Enterprises, Inc. and AJ Time Travelers, Inc. and are, therefore, liable for such malicious prosecution. Plaintiffs sought unspecified compensatory and punitive damages under this cause of action. The parties have executed a settlement agreement resolving the second cause of action at no cost to the Company. The court has dismissed the second cause of action with prejudice.

On November 26, 2001, Valencia Entertainment International, LLC filed a complaint alleging a breach of contract, conversion, intentional misrepresentation and negligent misrepresentation. On March 28, 2002, Tri-Crown Productions, Inc. filed a Cross- Complaint against Valencia Entertainment International, LLC, Valcom, Inc., Valencia Entertainment International, LTD. and Vince Vellardita, seeking $50,000 in specified damages, for breach of written contract, breach of oral contract, quantum meruit, unjust enrichment, conversion and replevin. The dispute involves the ownership of certain equipment and claims of non-payment for services rendered. Each side seeks return of certain equipment and damages for non-payment of the services rendered. The parties executed a settlement agreement on January 15, 2003 resolving this dispute in full.

On October 30, 2002, Coffin Communications Group, Inc. filed a lawsuit against the Company for breach of a public relations consulting contract. Coffin Communications Group, Inc. seeks monetary damages in the amount of $197,000, plus punitive damages. The Company estimates the potential loss from the lawsuit to be between $5,000 and $70,000 and has accrued $40,000 for the potential loss at June 30, 2003. The Company will vigorously defend itself against these claims. The parties executed a settlement agreement on July 10, 2003 resolving this dispute in full.

On December 9, 2002, a complaint was filed by Clay Harrison against the Company and SBI Communications, Inc. seeking damages for breach of his alleged employment contract. The dispute involves Mr. Harrison's termination as the President of Half Day Video, Inc., a wholly owned subsidiary of the Company. The Company disputes liability and is vigorously defending the claims. The matter is currently in mediation in order to resolve the cause. There is no accrual relating to this matter in the accompanying consolidated balance sheet at June 30, 2003.

On January 1, 2001, ValCom, Inc. ("ValCom"), Woody Fraser Productions, Inc. and Woody Fraser (collectively, "WFP") entered into a Joint Venture Agreement for the purpose of developing and producing various television

projects. In August 2002, a dispute between ValCom and WFP arose out of the Joint Venture Agreement. On February 10, 2003, ValCom and WFP began to arbitrate the dispute and on February 11, 2003, ValCom and WFP attempted to resolve the dispute in mediation. The parties resolved the dispute and have finalized a settlement agreement with the following terms:

- ValCom received an undisclosed settlement.

- ValCom is no longer liable for the fee's due WFP for the remaining 2 years of the Joint Venture.

- WFP will exclusively rent facilities of ValCom for three years, which can be extended for two additional years. Additionally, WFP will receive a 10% discount on all gross rentals from each facility's contract generated.

The Company is involved from time to time in legal proceedings incident to the normal course of business. Management believes that the ultimate outcome, except the cases mentioned above, of any pending or threatened litigation would not have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.

PLAN OF DISTRIBUTION

The Company, together with participating selected dealers who are member in good standing of the National Association of Securities Dealers Inc. ("NASD"), financial advisors and investment professionals will offer the 1,000,000 Shares of Common Stock on a "best efforts" basis, for a period of ten (10) days from the date hereof unless extended by the Company for an additional ten (10) days or other such extensions as may be agreed upon by the Company's Board of Directors. Pursuant to the terms of the offering, ValCom, after receipt and acceptance of subscriptions, will maintain the ability to immediately utilize any proceeds as may be received in the operation of its business as is more fully described in the "Use of Proceeds" section of this Memorandum.

Certificates representing Shares purchased shall be registered in the name(s) of the beneficial owner(s) as it appears on the Subscription Agreement as well as other documents. The Subscription Agreement indicates the number of Shares that are to be purchased by the subscriber, the aggregate offering price and a description of the terms of the offering. The Subscription Agreement must be properly executed by the subscriber and returned to the company at ValCom Entertainment Group Inc along with a check evidencing the purchase of the Shares payable to ValCom Entertainment Group, Inc.. A copy of the Subscription Agreement, properly executed by the Company, will subsequently be returned to the subscriber upon acceptance of his subscription.

SUITABILITY STANDARDS

The Company has adopted a general investor suitability standard, consisting of the following requirements for each investor:

1. The investor is acquiring the Shares for investment purposes only and not with a view to immediate resale or distribution thereof.

2. The investor can bear the economic risk of losing his entire investments and that his overall commitment to investments that are not readily marketable is not disproportionate to his net worth and that his investment in the Shares as are being offered herein will not cause such overall commitment to become excessive.

3. The investor has adequate means of providing for his current needs and personal contingencies and therefore has no need for liquidity in his investment in the Shares as are being offered herein and;

4. The investor and/or his purchaser representative have knowledge and experience in financial and business matters and are capable of protecting their own interests in connection with any purchase of the Shares as are being offered herein.

The Shares as are offered herein will not be registered under the Securities Act and are being sold in reliance upon the exemption from such registration provided in Section 4(2) of the Act with respect to "transactions by an issuer not involving a public offering." In order to establish the availability of such exemption, the Company may elect to rely on Rule 506 of Regulation D under the Act, which provides that an offering made an offering made in accordance with all its conditions is deemed exempt from such registration. The number of investors in an Offering conducted under Rule 506 is unlimited, provided, however, that each is an "Accredited Investor."

The suitability standards referred to above represent the minimum suitability requirements for prospective investors and the satisfaction of such standard by a prospective investor does not necessarily mean that the Shares are a suitable investment for such investor. The Company may, in circumstances it deems appropriate, modify such requirements at its discretion.

Such aforementioned representations will be reviewed to determine the suitability of prospective investors and the Company will have the right to refuse a subscription for the purchase of Shares if in its sole discretion it believes that a prospective investor does not meet the applicable suitability requirements or that the purchase of shares are otherwise an unsuitable investment for the prospective investor.

Neither the Company nor any of its officers and directors will act as purchaser representatives for any of the prospective investors in the Company and the Company does not intend to retain or select and arrange to compensate any purchaser representative. Purchaser representatives are required to disclose to the prospective investor in writing any material relationship between such purchaser representative, or any affiliates, which then exits, or is mutually understood to be contemplated, or which has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship. The rule further requires investors to acknowledge specifically in writing that they are utilizing the services of a purchaser representative. Each purchaser representative will be required to sign and complete the purchase representative questionnaire and to return such questionnaire to the Company along with any other materials as may be appropriate and/or as are contained within the subscription booklets attached hereto.

FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
VALCOM, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
JUNE 30, 2003

ASSETS

Current Assets:	
Cash & cash equivalents	$ 56,636
Accounts receivable, net	91,231
Other receivables	39,574
Note receivable, current	70,357
Total Current Assets	257,798
Property and equipment - net	11,656,320
Prepaid development costs	112,884
Deferred financing costs	183,600
Deposits and other assets	103,392
Total Assets	$ 12,313,994

See accompanying notes to the condensed unaudited consolidated financial statements

VALCOM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)
(UNAUDITED)

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities Not Subject To Compromise	
Current Liabilities:	
Accounts payable	$ 277,110
Accrued interest	536,260
Accrued expenses	175,163
Due to related parties, current portion	9,400
Notes payable	7,862,373
Total Current Liabilities	8,860,306
Liabilities Subject To Compromise	
Prepetition trade accounts payable	206,249
Prepetition Payables due to related parties	124,963
Prepetition accrued expenses	131,902
Total Liabilities	$ 9,323,420

Commitments and contingencies

Stockholders' Equity:
Convertible preferred stock: all with par value $0.001;
Series B, 1,000,000 shares authorized; 38,000 shares issued and outstanding 38 Series C, 5,000,000 shares authorized; 1,780,000 shares issued and outstanding 1,780 Series D, 1,250,000 shares authorized; 1,250,000 shares issued and outstanding 1,250 Common stock, par value $.001; 100,000,000 shares authorized,

12,590,833 shares issued and outstanding	12,611
Additional paid-in capital	13,223,753
Deferred compensation	(275,191)
Accumulated deficit	(9,950,145)
Treasury stock, at cost (35,000 shares)	(23,522)
Total Stockholders' Equity	2,990,574
Total Liabilities and Stockholders' Equity	$12,313,994

See accompanying notes to the condensed unaudited consolidated financial statements

VALCOM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

Three months ended	June 30, 2003	June 30, 2002
Revenue		
Rental	$ 536,978	$ 787,952
Production	182,453	2,838,936
Other	(76,573)	-
Total Revenue	642,858	3,626,888
Cost and Expenses:		
Production	17,354	2,760,600
Selling and promotion	4,074	37,006
Depreciation and amortization	85,545	180,570
General and administrative	408,847	771,881
Total Costs and Expenses	515,820	3,750,057
Operating Income (loss)	127,038	(123,169)
Other Income (Expense):		
Interest expense, net	(203,095)	(715,195)
Gain on sale of assets	34,000	-
Loss on Equity Investment	(49,713)	-
Total Other Expense	(218,808)	(715,195)
Loss from continuing operations	(91,770)	(838,364)
Discontinued Operations:		
Operating loss from discontinued operations	(109,167)	-
Net gain on disposal of Discontinued operations	80,388	-
Net loss	$ (120,549)	$ (838,364)
Basic and diluted loss per share from continuing operations	$ (0.01)	$ (0.09)
Basic and diluted loss per share From discontinued operations	$ (0.00)	$ (0.00)
Basic and diluted loss per share	$ (0.01)	$ (0.09)
Weighted Average Shares Outstanding: Basic and diluted	12,600,064	9,757,649

See accompanying notes to the condensed unaudited consolidated financial statements

VALCOM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

Nine months ended	June 30, 2003	June 30, 2002
Revenue		
Rental	$ 1,560,005	$ 2,743,572
Production	385,422	6,195,214
Total Revenue	1,945,427	8,938,786
Cost and Expenses:		
Production	273,070	5,683,232
Selling and promotion	18,542	79,119
Depreciation and amortization	261,820	315,410
General and administrative	2,474,591	2,295,988
Total Costs and Expenses	3,028,023	8,373,749
Operating (loss) Income	(1,082,596)	565,037
Other Income (Expense):		
Interest expense, net	(774,508)	(1,134,510)
Gain on sale of assets	61,642	-
Loss on Equity Investment	(49,713)	-
Other income	50,000	-
Total Other Expense	(712,579)	(1,134,510)
Loss from continuing operations	(1,795,175)	(569,473)
Discontinued Operations:		
Operating loss from discontinued operations	(109,167)	-
Net gain on disposal of discontinued operations	80,388	-
Net loss	$ (1,823,954)	$ (569,473)
from discontinued operations	$ (0.00)	$ (0.00)
Basic and diluted loss per share	$ (0.15)	$ (0.06)
Weighted Average Shares Outstanding:		
Basic and diluted	11,858,208	9,577,079

Basic and diluted loss per share From continuing operations $ (0.15) $ (0.06) Basic and diluted loss per share

See accompanying notes to the condensed unaudited consolidated financial statements

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months ended June 30, 2003	2002
Operating Activities:		
Net loss	$ (1,823,955)	$ (569,473)
Adjustments to reconcile net (loss) income to net cash used in operating activities:		
Depreciation and amortization	261,820	315,410
Bad debt expense	56,606	-
Gain on sale of fixed assets	(61,642)	-
Stock issued for services	140,376	98,333
Stock issued for compensation	54,475	-
Changes in assets and liabilities:		
Receivables	(18,973)	(127,180)
Prepaid expenses	(31,952)	(434,192)
Other assets	241,897	-
Deferred Compensation	129,357	-
Accounts payable and accrued expenses	710,951	(23,953)
Production deposits	-	(765,656)
Deposits	(63,979)	(2,669)
Net Cash used by Operating Activities	(405,019)	(1,509,380)
Investing Activities:		
Acquisition of fixed assets	-	(71,896)
Notes receivable payments	66,101	115,000
Proceeds from sale of fixed assets	84,159	-
Net Cash Provided by Investing Activities	150,260	43,104
Financing Activities:		
Principal borrowings on notes	234,463	1,489,143
Principal repayments on notes	(174,807)	(150,837)
Issuance of preferred stock and warrants	-	930,000
Due to related party	(91,635)	-
Deferred financing costs	-	(221,999)
Net Cash (used) provided by Financing Activities	(31,979)	2,046,307
Net (decrease) increase in Cash & cash equivalents	(286,738)	580,031
Cash & cash equivalents at beginning of period	343,374	420,857
Cash & cash equivalents at end of period	$ 56,636	$ 1,000,888
Supplemental disclosure of cash flow information:		
Interest paid	$ 284,402	$ 1,129,646
Income taxes paid	$ 0	$ 0
Supplemental disclosure of non cash investing and financing activity:		
26,400 shares of common stock issued for retirement of debt	$ 3,870	$ 132,797

(UNAUDITED)

See accompanying notes to the condensed unaudited consolidated financial statements

VALCOM, INC. AND SUBSIDIARIES
NOTES TO CONDENSED UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of the significant accounting policies followed in the preparation of these consolidated financial statements, which policies are in accordance with accounting principles generally accepted in the United States of America.

DESCRIPTION OF BUSINESS

ValCom, Inc. and subsidiaries (the "Company"), formerly SBI Communications, Inc., was originally organized in the State of Utah on September 23, 1983, under the corporate name of Alpine Survival Products, Inc. Its name was subsequently changed to Supermin, Inc. on November 20, 1985. On September 29, 1986, Satellite Bingo, Inc. became the surviving corporate entity in a statutory merger with Supermin, Inc. In connection with the above merger, the former shareholders of Satellite Bingo, Inc. acquired control of the merged entity and changed the corporate name to Satellite Bingo, Inc. On January 1, 1993, the Company executed a plan of merger that effectively changed the Company's state of domicile from Utah to Delaware. Through shareholder approval dated March 10, 1998, the name was changed to SBI Communications, Inc.

In October 2000, the Company was issued 7,570,997 shares by SBI for 100% of the shares outstanding in Valencia Entertainment International, LLC ("VEI"), a California limited liability company. This acquisition has been accounted for as a reverse acquisition merger with VEI as the surviving entity. The corporate name was changed to ValCom, Inc. effective March 21, 2001.

The Company is a diversified entertainment company with the following operating activities:

a) Studio rental - the Company leases eight sound and production stages to production companies. Six of the eight sound and production stages are owned by the Company, while the remaining two stages are leased from a third party under an operating lease agreement.

b) Studio equipment and rental - operating under the name Half Day Video, Inc., the Company supplies and rents personnel, cameras and other production equipment to various production companies on a short-term or long-term basis.

c) Film and TV production -The Company, in addition to producing its own television and motion picture programming, has an exclusive facilities agreement in place for productions in Los Angeles County for a three-year term with Woody Fraser/Woody Fraser Productions (see note 5).

d) Broadcast Television - The Company owns a 45% equity interest in ValCom Broadcasting, LLC, a New York limited liability company, which operates KVPS (Channel 8), an independent television broadcaster in the Palm Springs, California market, which is strategically located in the middle of four major markets including Los Angeles, Phoenix,

BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements and related notes included in the Company's Form 10-KSB.

The audited consolidated financial statements of the Company for the year ended September 30, 2002 were filed on February 19, 2003 with the Securities and Exchange Commission and are hereby referenced. In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments (consisting only of normal recurring accruals) considered necessary for fair presentation has been included. The results of operations for the three months and nine months ended June 30, 2003 are not necessarily indicative of the results to be expected for the entire year.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of ValCom, Inc. and two wholly-owned subsidiaries, Valencia Entertainment International, LLC, which was acquired effective February 2001 and Half Day Video, Inc., which was acquired effective March 2001.

Investments in affiliated companies over which the Company has a significant influence or ownership of more than 20% but less than or equal to 50% are accounted for under the equity method.

USE OF ESTIMATES
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ form those estimates.

CONCENTRATIONS AND CREDIT RISK
The Company has two customers who accounted for approximately 99% of total rental revenues for the nine months ended June 30, 2003. As of June 30, 2003, all eight sound and production stages were under non-cancelable operating leases for one year from a major production company.

Financial instruments that potentially subject the Company to concentrations of risk consist of trade receivables principally arising from monthly leases from television producers. The Company continuously monitors the credit-worthiness of its customers to minimize its credit risk.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying value of cash, receivables and accounts payable approximates fair value due to the short maturity of these instruments. The carrying value of short and long-term debt approximates fair value based on discounting the projected cash flows using market rates available for similar instruments. None of the financial instruments are held for trading purposes. As of June 30, 2003, accounts receivable is reported net of a $91,231 allowance for bad debts.

GOING CONCERN

The Company's condensed consolidated financial statements as of June 30, 2003 and for the three and nine months then ended have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business. The Company had a net loss of $120,549 and $1,823,954 for the three and nine months then ended and a negative cash flow from operations of $405,019 for the nine months ended June 30, 2003, and a working capital deficiency of $8,602,508 and an accumulated deficit of $9,950,145 at June 30, 2003. On April 7, 2003, Valencia Entertainment International, LLC, a California limited liability company and the Registrant's subsidiary filed a voluntary petition in bankruptcy for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California (note 8). These conditions raise doubt about the Company's ability to continue as a going concern.

On January 14, 2003, the Company's subsidiary, Valencia Entertainment International, LLC, entered into an Exclusive Sales Listing Agreement with a commercial real estate broker to sell the real property serving as the Company's headquarters located at 26030 Avenue Hall in Valencia, California. The Exclusive Sales Listing Agreement lists the property at $11,850,000. The Exclusive Sales Listing Agreement requires Valencia Entertainment International, LLC to pay a commission to the broker of four percent of the gross sales price if the broker sells the real property. The Company intends to engage in a sale-leaseback transaction with respect to its real property to generate funds for working capital and payment of debts. However, there is no assurance that the Company's property will be sold or that it will be sold for $11,850,000 or on terms otherwise favorable to the Company.

On February 13 and 19, 2003, Notices of Default were filed with the Los Angeles County Recorder by the first and second trust deed holders of the Company's subsidiary, Valencia Entertainment International, LLC's commercial promissory note against its real property. On February 27, 2003, a judge of the Los Angeles Superior Court appointed a receiver over the real property on behalf of the first trust deed holder.

The Company's subsidiary, Valencia Entertainment International, LLC, is currently leasing all eight of the Company's production stages to Paramount Pictures under a 1-year contract with a 5-yearly renewal options. The Company will offer Paramount its renting production equipment and personnel from Half Day Video, Inc., another Company subsidiary. Thus, the Company's synergistic relationship with Half Day Video, Inc. can enhance its revenue-generation.

The Company anticipates that its proposed sale-leaseback of its studio real estate, stock issuances and projected positive cash flow from operations collectively will generate sufficient funds for the Company's operations for the

next 12 months. If the Company's existing cash combined with cash from operating activities is not adequate to finance the Company's operations during the next 12 months, the Company will consider one or more of the following options: (1) issuing equity securities in exchange for services, (2) selling additional equity or debt securities, (3) reducing the number of its employees or (4) selling unused property and equipment.

RECENT PRONOUNCEMENTS

SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," was issued in August 2001. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001, and addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business. The adoption of SFAS 144 does not have a material effect on the Company's earnings or financial position.

In May 2002, the Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds the automatic treatment of gains or losses from extinguishments of debt as extraordinary unless they meet the criteria for extraordinary items as outlined in APB Opinion No. 30, Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 145 also requires sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions and makes various technical corrections to existing pronouncements. The provisions of SFAS 145 related to the rescission of FASB Statement 4 are effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. All other provisions of SFAS 145 are effective for transactions occurring after May 15, 2002, with early adoption encouraged. The adoption of SFAS 145 does not have a material effect on the Company's earnings or financial position.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF Issue 94-3, a liability for an exit cost, as defined, was recognized at the date of an entity's commitment to an exit plan. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002 with earlier application encouraged. The adoption of SFAS 146 does not have a material effect on the Company's earnings or financial position.

In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions." SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include certain financial institution-related intangible assets. The adoption of SFAS 147 does not have a material effect on the Company's earnings or financial position.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of FIN45 does not have a material effect on the Company's financial position, results of operations, or cash flows.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting

for stock-based employee compensation and the effect of the method used, on reported results. The Statement is effective for the Companies' interim reporting period ending January 31, 2003. The adoption of SFAS 148 does not have a material effect on the Company's earnings or financial position.

On April 30, the FASB issued FASB Statement No. 149 (FAS 149), Amendment of Statement 133 on Derivative Instruments and Hedging Activities. FAS 149 amends and clarifies the accounting guidance on (1) derivative instruments (including certain derivative instruments embedded in other contracts) and (2) hedging activities that fall within the scope of FASB Statement No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities. FAS 149 also amends certain other existing pronouncements, which will result in more consistent reporting of contracts that are derivatives in their entirety or that contain embedded derivatives that warrant separate accounting. FAS 149 is effective (1) for contracts entered into or modified after June 30, 2003, with certain exceptions, and (2) for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively. The Company does not expect the adoption of SFAS No. 149 to have a material impact on its financial position or results of operations or cash flows.

On May 15, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 150 (FAS 150), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. FAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, FAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. FAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) FAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in FAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of FAS 150 for the fiscal period beginning after December 15, 2003. The Company does not expect the adoption of SFAS No. 150 to have a material impact on its financial position or results of operations or cash flows.

RECLASSIFICATION

Certain prior period amounts have been reclassified to conform to the current period's presentation.

NOTE 2 NET INCOME (LOSS) PER SHARE

The Company's net loss per share was calculated using weighted average shares outstanding of 12,600,064 and 11,858,208 for the three and nine months ended June 30, 2003 and 9,757,649 and 9,577,079 for the three and nine months ended June 30, 2002, respectively. Although convertible preferred stock, convertible debt, and warrants are common stock equivalents, they are not included in the calculation of diluted earnings per share as their effect would be anti-dilutive or their conversion price was greater than the average market price of the Company's common stock.

NOTE 3 SEGMENT INFORMATION

Studio Studio Equip Film & TV Rental Rental Production Total As of and for the nine months ended June 30, 2003

Revenues	$ 1,602,313	$ 343,114	$ 0	$ 1,945,427
Operating loss	(929,978)	(7,692)	(144,926)	(1,082,596)
Total Assets	12,141,320	172,674	0	12,313,994
Depreciation and Amortizatio	224,620	37,200	0	261,820

2002

Revenues	$ 3,297,914	$ 1,041,356	$4,599,516	$ 8,938,786
Operating Income	418,584	40,394	106,059	565,037
Total Assets	15,064,066	416,964	107,124	15,588,154

Depreciation and Amortization 278,410 37,000 0 315,410

NOTE 4: INVESTMENT

The investment held by the Company consists of a 45% ownership interest in ValCom Broadcasting, LLC, a New York limited liability company. The investment is accounted for on the equity method. Pertinent financial information for ValCom Broadcasting, LLC as of June 30, 2003 is as follows:

BALANCE SHEET:

Assets	$ 839,368
Liabilities	$ 50,000
Equity	789,368
	$ 839,368

INCOME STATEMENT:		
Revenues		$ 0
Expenses		110,473
Net loss		110,473
	X	45%
Company's share of net loss		$ 49,713

NOTE 5 LITIGATION

In September 2001, a complaint was filed in the Los Angeles County Superior Court, Russomano et al. v. VEI et al., BC 257989. The plaintiffs are Diane Russomano and Knowledge Booster, Inc. and the defendants include Valcom, Inc. and Valencia Entertainment International ("Valencia"), the Company's president and others. The complaint revolves around prior litigation in which the plaintiffs alleged, among other things, that the show "A.J.'s Time Travelers" violated plaintiffs' rights in a children's television show called "Rickey Rocket". That case went to trial, and plaintiffs obtained judgments against a number of defendants, including a judgment in the amount of $3 million against Rickey Rocket Enterprises ("RREI") and a judgment in the amount of $1.2 million against Time Travelers, Inc. ("TTI"). The complaint asserted two causes of action against the Company, Valencia and other defendants. The first cause of action alleges the Company was the "alter ego" of RREI and/or TTI and is therefore liable for the judgments against those entities. The second cause of action was for malicious prosecution and that cause has been dismissed with prejudice. Valencia became a distributor for A.J. Time Travelers, Inc. but not until four years after the alleged wrongdoing occurred. Therefore management believes it should not be a party to this action. The complaint now seeks damages in the amount of $4.2 million, together with interest from the date of entry of prior judgment. The trial date is currently October 27, 2003. Discovery in the case is currently ongoing. The parties have exchanged documents and written responses to discovery. Plaintiffs have been deposed, but none of the defendants has yet been deposed. The Company filed a motion for summary judgment seeking dismissal of claims against it. There are no accruals in the accompanying consolidated financial statements for this matter. The Company believes the allegations are without merit and intends to vigorously defend it. In addition, a related party has agreed to indemnify the Company if the Company sustains any loss in this case. The parties executed a settlement agreement on August 6, 2003 resolving this dispute in full. The Plaintiffs have dismissed ValCom with prejudice and at no cost to the Company.

Further, Plaintiffs' second cause of action concerning malicious prosecution alleged alter-ego liability. Plaintiffs alleged that Ricky Rocket Enterprises, Inc. and AJ Time Travelers, Inc. filed a cross complaint in the underlying

litigation without any probable cause and for an improper motive or purpose. Plaintiffs similarly alleged that the Company and other defendants are alter egos of that Ricky Rocket Enterprises, Inc. and AJ Time Travelers, Inc. and are, therefore, liable for such malicious prosecution. Plaintiffs sought unspecified compensatory and punitive damages under this cause of action. The parties have executed a settlement agreement resolving the second cause of action at no cost to the Company. The court has dismissed the second cause of action with prejudice.

On November 26, 2001, Valencia Entertainment International, LLC filed a complaint alleging a breach of contract, conversion, intentional misrepresentation and negligent misrepresentation. On March 28, 2002, Tri-Crown Productions, Inc. filed a Cross-Complaint against Valencia Entertainment International, LLC, ValCom, Inc., Valencia Entertainment International, LTD. and Vince Vellardita, seeking $50,000 in specified damages, for breach of written contract, breach ach of written contract, breach , unjust enrichment, conversion and replevin. The dispute involves the ownership of certain equipment and claims of non-payment for services rendered. Each side seeks return of certain equipment and damages for non-payment of the services rendered. The parties executed a settlement agreement on January 15, 2003 resolving this dispute in full. The parties executed a settlement agreement on July 10, 2003 resolving this dispute in full.

On October 30, 2002, Coffin Communications Group, Inc. filed a lawsuit against the Company for breach of a public relations consulting contract. Coffin Communications Group, Inc. seeks monetary damages in the amount of $197,000, plus punitive damages. The Company estimates the potential loss from the lawsuit to be between $5,000 and $70,000 and has accrued $40,000 for the potential loss at June 30, 2003. The parties executed a settlement agreement on July 10, 2003 resolving this dispute in full.

On December 9, 2002, a complaint was filed by Clay Harrison against the Company and SBI Communications, Inc. seeking damages for breach of his alleged employment contract. The dispute involves Mr. Harrison's termination as the President of Half Day Video, Inc., a wholly owned subsidiary of the Company. The Parties have entered mediation to resolve the dispute.

On January 1, 2001, ValCom, Inc. ("ValCom"), Woody Fraser Productions, Inc. and Woody Fraser (collectively, "WFP") entered into a Joint Venture Agreement for the purpose of developing and producing various television projects. In August 2002, a dispute between ValCom and WFP arose out of the Joint Venture Agreement. On February 10, 2003, ValCom and WFP began to arbitrate the dispute and on February 11, 2003, ValCom and WFP attempted to resolve the dispute in mediation. The parties resolved the dispute and have finalized a settlement agreement with the following terms:

- ValCom received an undisclosed settlement.

- ValCom is no longer liable for the fee's due WFP for the remaining 2 years of the Joint Venture.

- WFP will exclusively rent facilities of ValCom for three years, which can be extended for two additional years. Additionally, WFP will receive a 10% discount on all gross rentals from each facility's contract generated.

The Company is involved from time to time in legal proceedings incident to the normal course of business. Management believes that the ultimate outcome, except the cases mentioned above, of any pending or threatened litigation would not have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.

NOTE 6 STOCKHOLDERS' EQUITY

(A) CONVERTIBLE PREFERRED STOCK
At September 30, 2002, the Company had three series of convertible Preferred Stock: B, C and D. Series B Preferred Stock has no voting rights, is entitled to receive cumulative dividends in preference to any dividend on the common stock at a rate of 10% per share, per year, to be issued if and when declared by the Board of Directors and can be converted at any time into common stock on a 1 for 5 basis. In the event of any liquidation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to receive an amount equal to the purchase price per share, plus an amount equal to declared but unpaid dividends thereon, if any, to the date of payment. Series C Preferred Stock has no voting rights, is entitled to receive cumulative dividends in preference to any dividend on the common stock at a rate of 10% per share, per year, to be issued if and when declared by the Board of Directors and can be converted at any time into common stock on a 1 for 1 basis. In the event of any liquidation, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to receive an amount equal to the purchase price per share, plus an amount equal to declared but unpaid dividends thereon, if any, to the date of payment. Series D Preferred Stock has no voting rights, no dividends and can be converted at

any time to common stock on a 1 for 1 basis. In the event of any liquidation, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to receive an amount equal to the purchase price per share. With respect to rights on liquidation, Series B, C and D Preferred Stock shall rank senior to the common stock but Series C Preferred Stock shall be senior to both Series B and D Preferred Stock while Series D Preferred Stock shall be junior to both Series B and C Preferred Stock.

There have been no dividends declared by the Board of Directors for any of the Series of convertible Preferred Stock for the fiscal year ended September 30, 2002.

In connection with the Series D Preferred Stock financing, the Company has also issued 2,800,000 shares of its common stock to be held in escrow based upon the terms of the financing agreement. The financing agreement requires the Company to hold in escrow 1,250,000 shares of common stock as a deposit in anticipation of the preferred stockholder's conversion of 1,250,000 shares of Series D Preferred Stock, an additional 1,300,000 shares of common stock as a deposit in anticipation of the preferred stockholder's exercise of warrants to purchase 1,300,000 shares of common stock, and an additional 250,000 shares of common stock as a deposit in anticipation of the placement agents' exercise of its VACM Units. As discussed above, the Series D Preferred Stock can be converted at any time to common stock on a 1 for 1 basis. At June 30, 2003, none of the 2,800,000 common shares have been released from escrow and are not considered outstanding for purposes of computing weighted average shares outstanding.

In connection with the acquisition of PTL Productions, Inc. (dba Brentwood Magazine), the Company was to issue 400,000 shares of Series C preferred stock, convertible 1 for 1 into common shares. The Value of the preferred stock was $252,000 or $.63 per share based on the value of the Company's common stock on the date of acquisition. On December 6, 2002 the Company issued 380,000 shares of Series C Preferred Stock valued at $239,400. The par value of the 380,000 shares of Series C Preferred Stock ($380) is included in preferred stock while the remaining value ($239,020) is included in additional paid-in-capital. In January 2003, the Company entered into a Memorandum of Understanding to cancel the Agreement and Plan of Reorganization dated August 2, 2002, pursuant to which the Company acquired PTL Productions, Inc. (dba Brentwood Magazine) and sell PTL Productions, Inc. back to the seller. In connection with the sale, the Company will receive back 200,000 shares of its Series C Preferred Stock and $300,000 of trade credit. As of June 30, 2003 the terms of the sell back have not been consummated and the Company is not operating PTL Productions, Inc. As a result, the accompanying condensed consolidated financial statements include the recording of disposal of PTL Productions, Inc. The Company contemplates legal action to enforce the terms of the agreement.

At June 30, 2003, the Company is in the process of canceling approximately 1.1 million shares of Series C Preferred Stock.

(B) COMMON STOCK

During the nine months ended June 30, 2003, the Company issued 975,000 shares of common stock in lieu of compensation for legal and consulting services performed. The value of the legal and consulting services performed totaled approximately $140,376, which was computed based upon the market prices of the common stock on the applicable payment dates.

During the nine months ended June 30, 2003, the Company issued 597,500 shares of common stock in lieu of compensation, salaries and bonuses to employees. Total value of the compensation, salaries and bonuses was approximately $54,475, which was computed based upon the market prices of the common stock on the applicable payment dates.

During the nine months ended June 30, 2003, the Company issued 26,400 shares of common stock in lieu of debt retirement. Total value of the debt retired was approximately $3,870, which was computed based upon the market prices of the common stock issued on the applicable payment dates.

At June 30, 2003, the Company is in the process of canceling approximately 350,000 shares of common stock.

(C) NON-QUALIFIED STOCK OPTIONS

During the three months ended December 31, 2002, the Company issued options to consultants to purchase 650,000 shares of the Company's common stock. The options were valued using the Black-Scholes pricing model and resulted in $3,660 of consulting expense and $139,176 of deferred compensation expense. The options expire from October 29, 2005 through October 29, 2012. The exercise price and fair value of the options are $.001 and $.22 per share, respectively. During the three months ended March 31, 2003, the Company cancelled all of the

options issued. None of the options had been exercised.

NOTE 7 DEBT

During the nine months ended June 30, 2003, the Company issued 26,400 shares of common stock to the holders of its convertible notes payable for payment of principal and accrued interest. Principal and accrued interest converted during the nine months ended June 30, 2003 totaled $3,818, which was computed based upon terms stipulated in the applicable convertible notes (see note 6).

NOTE 8 SUBSEQUENT EVENTS

On January 18, 2003, the Company entered into a Memorandum of Understanding with PTL Productions, Inc. (dba Brentwood Magazine) to cancel the Agreement and Plan of Reorganization dated August 2, 2002, pursuant to which the Company acquired PTL Productions, Inc. (dba Brentwood Magazine) and sell PTL Productions, Inc. (dba Brentwood Magazine) back to the seller. In connection with the sale, the Company will receive back 200,000 shares of its Series C Preferred Stock and $300,000 of trade credit. As of June 30, 2003 the terms of the sell back have not been consummated and the Company is not operating PTL Productions, Inc. The Company contemplates legal action to enforce the terms of the agreement.

Bankruptcy

On December 22, 1999, Valencia Entertainment International, LLC, a California limited liability company and the Company's subsidiary ("Valencia Entertainment"), entered into a loan transaction with First Fidelity Investment and Loan, the predecessor-in-interest of Hawthorne Savings, F.S.B., a federal savings bank ("Hawthorne Savings"), evidenced by a Commercial Promissory Note in the original principal amount of $6,000,000. The Commercial Promissory Note is secured by a Deed of Trust, Assignment of Rents, Security Agreement & Fixture Filing (the "Deed of Trust") with respect to real property with a street address of 26030 Avenue Hall and 28343 Avenue Crocker, Valencia, California, owned by Valencia Entertainment (the "Real Property"), with a 90-day right to cure the default. On December 30, 1999, Hawthorne Savings recorded the Deed of Trust with the Los Angeles County Recorder.

Valencia Entertainment was placed in default on February 19, 2003 for defaulting on its monthly payment under the Commercial Promissory Note. The Notice of Default states that the Registrant owes $212,675.43, plus default interest at three percent effective December 21, 2002 as of February 18, 2003.

On February 26, 2003, Valencia Entertainment received a Notice of Default and Election to Sell Under Deed of Trust from Hawthorne Savings. On February 13, 2003, Hawthorne Savings filed the Notice of Default with the Los Angeles County Recorder.

On February 27, 2003, Hawthorne Savings filed an Ex Parte Application for the Appointment of a Receiver and for Issuance of a Temporary Restraining Order Pending Order to Show Cause, or Alternative Relief in Case No. BC 291002 in the Superior Court of the State of California, County of Los Angeles, Central District. On February 27, 2003, Hawthorne Savings also filed a Verified Complaint for Specific Performance of Provisions of Deed of Trust and Absolute Assignment of Rents and Leases for the Appointment of Receiver; Injunctive Relief Pending Receiver Taking Possession and Control of Property; and Judicial Foreclosure of Deed of Trust. Valencia Entertainment has a 90-day right to cure the default.

On February 27, 2003, a Judge of the Los Angeles Superior Court signed an Ex Parte Order Appointing Receiver and Order to Show Cause and Temporary Restraining Order - Rents, Issues, and Profits appointing Kenneth A. Krasne of Krasne & Company Res, Inc. as the receiver over the Real Property. As of June 1, the receiver was removed, and the Company once again assumed possession of its real property and operations.

On April 7, 2003, Valencia Entertainment International, LLC, a California limited liability company and the Company's subsidiary filed a voluntary petition in bankruptcy for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California. The Company contemplates reorganization subject to the Company being able to enter in to new multi-year lease agreements with third parties for use of all of the eight sound stages and obtain refinancing of the real estate debts or sell the property with leaseback. On May 12, 2003, the Company requested that the court set a claims filing deadline for the earliest date possible.